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                                   UNITED STATES

                         SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON D.C. 20549

                             ___________________________

                                      FORM 8-K



                                  CURRENT REPORT
                        Pursuant to Section 13 or 15 (d) of
                        the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                 October 27, 1995

                           ____________________________

                                    TEXACO INC.
              (Exact name of registrant as specified in its charter)



            Delaware                     1-27               74-1383447
(State or other jurisdiction of    (Commission File     (I.R.S. Employer
        incorporation)                  Number)         Identification Number)



       2000 Westchester Avenue,                                 10650
       White Plains, New York                                 (Zip Code)
(Address of principal executive offices)

                                    (914) 253-4000

                   (Registrant's telephone number, including area code)

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Item 5. Other Events
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1.  On October 27, 1995, the Registrant announced that its Board of Directors has approved the repurchase of up to $500 million of its common stock through open market or privately negotiated transactions. The repurchase is subject to market conditions and applicable regulatory requirements and is expected to be completed by the second quarter of 1997.

    In this connection, on October 27, 1995, the Registrant issued a press release entitled "Texaco Inc. Announces Stock Repurchase Program", a copy of which is attached hereto as Exhibit 99.1 and made a part of hereof.

Item 7. Financial Statements, Pro Forma Financial Information and
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Exhibits
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(c)  Exhibits

     99.1  Copy of press release issued by Texaco Inc. dated
           October 27, 1995, entitled "Texaco Inc. Announces Stock Repurchase Program."








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                             SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                                      TEXACO INC.
                                                  ---------------------
                                                      (Registrant)





                                              By:       R. E. KOCH
                                                   --------------------
                                                   (Assistant Secretary)





Date:  October 30,1995
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